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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

OPTION CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19878 (Commission File Number)	36-3791193 (IRS. Employer Identification No.)
485 Half Day Road, Suite 300 Buffalo Grove, Illinois (Address of principal executive offices)		60089 (Zip Code)
Registrant's telephone number, including area code: (847) 465-2100
N/A (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

        On October 25, 2004, Option Care, Inc. issued a press release to update its earnings expectations for its fiscal quarter ended September 30, 2004. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press release dated October 25, 2004 regarding third quarter earnings update

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION CARE, INC.
Date: October 25, 2004	By:	/s/ PAUL MASTRAPA
	Name:	Paul Mastrapa
	Title:	Senior Vice President and Chief Financial Officer

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  Item 2.02 Results of Operations and Financial Condition
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES